EXHIBIT 99.2
                                                                  CONFORMED COPY


                   AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT


         AMENDMENT dated as of January 23, 2002 to the 364-Day Credit Agreement dated as of January 24, 2001 (as amended prior to the Amendment Effective Date referred to below, the "AGREEMENT") among GENERAL MILLS, INC. (the "COMPANY"), SALOMON SMITH BARNEY INC., as Syndication Agent, BARCLAYS BANK PLC and CREDIT SUISSE FIRST BOSTON, as Co-Documentation Agents, the several financial institutions from time to time party thereto (the "BANKS"), and JPMORGAN CHASE BANK, as Administrative Agent (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "HEREOF", "HEREUNDER", "HEREIN" and "HEREBY" and each other similar reference and each reference to "THIS AGREEMENT" and each other similar reference contained in the Agreement shall, after the Amendment Effective Date, refer to the Agreement as amended hereby. The term "NOTE" defined in the Agreement shall be from and after the date hereof the New Notes (as defined below) issued pursuant hereto.

         SECTION 2. AMENDMENTS.

         (a) The definitions of Administrative Agent-Related Persons and Lead Arrangers in Section 1.01 are amended by changing "Chase Securities Inc." to "J.P. Morgan Securities Inc."

         (b) The definition of Applicable Margin in Section 1.01 is amended by
(i) inserting "(i)" after the comma in the last sentence and (ii) inserting "and
(ii) the Applicable Margin with respect to Offshore Rate Loans shall be increased by an additional 0.125%" before the period in the last sentence.

         (c) Section 1.01 is amended by (i) changing the defined term "Chase" to "JPMorgan Chase", (ii) changing "The Chase Manhattan Bank" in the definition of JPMorgan Chase to "JPMorgan Chase Bank" and (iii) changing each reference to the defined term Chase in the Agreement to the defined term JPMorgan Chase.

         (d) The following new definition is added to Section 1.01 in its appropriate alphabetical position:

         "CREDIT EXPOSURE" means, with respect to any Bank at any time, (i) the amount of its Revolving Commitment (whether used or unused) at such time or (ii) if the Revolving Commitments have terminated in their entirety, the aggregate outstanding principal amount of its Loans at such time.

         (e) Section 1.01 is amended by (i) changing the defined term "Fee Letter" to "Fee Letters", (ii) changing each reference to the defined term Fee Letter in the Agreement to the defined term Fee Letters and (iii) amending the definition of Fee Letters to read as follows:

         "FEE LETTERS" means that certain letter agreement between the Company, Chase Securities Inc. and The Chase Manhattan Bank dated December 21, 2000 and that certain letter agreement between the Company, J.P. Morgan Securities Inc. and JPMorgan Chase dated December 19, 2001.

         (f) The following new definition is added to Section 1.01 in its appropriate alphabetical position:

         "FINAL MATURITY DATE" means the first anniversary of the Revolving Termination Date, or if such date is not a Business Day, the next preceding Business Day.

         (g) Proviso (iii) of the definition of Interest Period is amended to read as follows: "no Interest Period may end after the Final Maturity Date."

         (h) The definition of Majority Banks in Section 1.01 is amended to read as follows:

         "MAJORITY BANKS" means at any time Banks then holding at least 51% of the aggregate amount of the Credit Exposures at such time.

         (i) The definition of Material Subsidiary in Section 1.01 is amended by adding "The Pillsbury Company, a Delaware corporation," after "corporation," in the third line.

         (j) The definition of Ratio of Earnings to Fixed Charges in Section
1.01 is amended by changing the date "May 28, 2000" to "May 27, 2001".

         (k) The defined term Revolving Loan in Section 1.01 is deleted. Each reference to the defined term Revolving Loan in the Agreement is changed to the defined term Loan.


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


         (l) The definition of Revolving Termination Date in Section 1.01 is amended by changing the date "January 23, 2002" to "January 22, 2003".

         (m) The parenthetical phrase "(each such Loan, a "Revolving Loan")" in
Section 2.01 is deleted.

         (n) The word "Revolving" is inserted before "Commitments" in the last sentence of Section 2.05, the PROVISO in Section 8.01 and Section 8.02(a).

         (o) The phrase "Revolving Termination Date"is changed to "Final Maturity Date" in Sections 2.07, 2.09(a), and Exhibit D.

         (p) Section 2.09(a) is amended by (i) changing the phrase "Revolving Commitment" to "Credit Exposure" in the second line, (ii) changing "Commitments" to "the Credit Exposures" in the ninth line and (iii) inserting "or 2.06" after "Section 2.05" in the ninth line.

         (q) Section 4.01(d) is amended by changing "Assistant" to "Associate".

         (r) Section 5.14(a) is amended by changing the date "May 28, 2000" to "May 27, 2001".

         (s) Section 5.14(b) is amended by changing the date "November 26, 2000" to "November 25, 2001".

         (t) Sections 6.03(c), 6.03(d) and 6.07(b) are amended by changing "$50,000,000" to "$100,000,000".

         (u) Section 7.02 is amended by (i) changing "The Pillsbury Company's dessert business and" to "the" in clause (d), (ii) inserting "and" after the semicolon at the end of clause (d) and (iii) deleting clause (e).

         (v) Section 7.06 is amended by changing the date "May 28, 2000" to "May 27, 2001".

         (w) Section 10.02(c) is amended by deleting "at" before "Article 2" in the second line.

         (x) The Agreement is amended by replacing the existing Schedules 2.01 and 7.01 with the Schedules 2.01 and 7.01 attached hereto.

         SECTION 3. CHANGES IN COMMITMENTS. With effect from and including the Amendment Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (each, a "NEW BANK") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on Schedule 2.01 attached hereto. On the Amendment Effective Date, any Bank whose Commitment is changed to zero (each, an "EXITING BANK") shall cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of each Exiting Bank shall be due and payable on such date; PROVIDED that the provisions of Sections 3.01, 3.03, 10.04 and 10.05 of the Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment Effective Date.


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


         SECTION 4. REPRESENTATIONS OF COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 5 of the Agreement will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default will have occurred and be continuing on such date.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 1.01. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

         (a) the Agent shall have received from each of the Company and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

         (b) the Agent shall have received a duly executed Note for each of the Banks (a "NEW Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.02(b) of the Agreement;

         (c) The Agent shall have received a certificate signed by a Responsible Officer, dated as of the Amendment Effective Date, stating that:

                  (i) the representations and warranties contained in Article 5 are true and correct on and as of such date, as though made on and as of such date;

                  (ii) no Default or Event of Default exists; and

                  (iii) there has occurred since November 25, 2001, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

         (d) the Agent shall have received an opinion of Elizabeth Wittenberg, Associate General Counsel of the Company, addressed to the Agents and the Banks, in form and substance satisfactory to the Agent; and


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


         (e) the Agent shall have received all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

         Upon receipt of its New Note, each Bank (other than a New Bank) shall cancel and return to the Company the Note previously issued to it under the Agreement.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    GENERAL MILLS, INC.


                                    By: /s/ David B. VanBenschoten
                                        ----------------------------------------
                                    Title: Vice President, Treasurer



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


                                    JPMORGAN CHASE BANK,
                                    as Administrative Agent


                                    By: /s/ B. B. Wuthrich
                                        ----------------------------------------
                                    Title: Vice President


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


                                    SALOMON SMITH BARNEY INC.,
                                    as Syndication Agent


                                    By: /s/ Anita  Brickell
                                        ----------------------------------------
                                    Title: Managing Director


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


                                    BARCLAYS BANK PLC,
                                    as Co-Documentation Agent and as a Bank


                                    By: /s/ Douglas Bernegger
                                        ----------------------------------------
                                    Title: Director


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


                                    CREDIT SUISSE FIRST BOSTON,
                                    as Co-Documentation Agent and as a Bank


                                    By: /s/ David W. Kratovil
                                        ----------------------------------------
                                    Title: Director

                                    By: /s/ Jay Chall
                                        ----------------------------------------
                                    Title: Director


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


                                    JPMORGAN CHASE BANK


                                    By: B. B. Wuthrich
                                        ----------------------------------------
                                    Title: Vice President


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


                                    CITICORP USA, INC.


                                    By: /s/ Mary O'Connell
                                        ----------------------------------------
                                    Title: Vice President


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


                                    DEUTSCHE BANK AG NEW YORK
                                    BRANCH AND/OR CAYMAN ISLANDS
                                    BRANCH


                                    By: /s/ Thomas A. Foley
                                        ----------------------------------------
                                    Title: Vice President

                                    By: /s/ David G. Dickinson, Jr.
                                        ----------------------------------------
                                    Title: Vice President


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


                                    BANK OF AMERICA, N.A.


                                    By: /s/ David L. Catherall
                                        ----------------------------------------
                                    Title: Vice President


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


                                    UBS, AG STAMFORD BRANCH


                                    By: /s/ Wilfred V. Saint
                                        ----------------------------------------
                                    Title: Associate Director

                                    By: /s/ Jennifer L. Poccia
                                        ----------------------------------------
                                    Title: Associate Director


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


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    CHICAGO BRANCH


                                    By: /s/ Minoru Akimoto
                                        ----------------------------------------
                                    Title: General Manager


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


                                    ABN AMRO BANK, N.V.

                                    By: /s/ W. Stephen Jones
                                        ----------------------------------------
                                    Title: Senior Vice President

                                    By: /s/ Peter J. Hallan
                                        ----------------------------------------
                                    Title: Vice President


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


                                    BNP PARIBAS


                                    By: /s/ Thomas H. Ambrose
                                        ----------------------------------------
                                    Title: Director

                                    By: /s/ Christine L. Howatt
                                        ----------------------------------------
                                    Title: Vice President


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


                                    CREDIT LYONNAIS CHICAGO BRANCH


                                    By: /s/ Mary Ann Klemm
                                        ----------------------------------------
                                    Title: Vice President


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


                                    FLEET NATIONAL BANK


                                    By: /s/ Renata Salgado
                                        ----------------------------------------
                                    Title: Vice President


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


                                    HSBC BANK USA


                                    By: /s/ William B. Murray
                                        ----------------------------------------
                                    Title: First Vice President


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


                                    MELLON BANK, N.A.


                                    By: /s/ Louis E. Flori
                                        ----------------------------------------
                                    Title: Vice President


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


                                    SUNTRUST BANK


                                    By: /s/ Michael Pugsley
                                        ----------------------------------------
                                    Title: Vice President


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


                                    WELLS FARGO BANK NATIONAL ASSOCIATION


                                    By: /s/ Molly S. Van Metre
                                        ----------------------------------------
                                    Title: Vice President and Senior Banker

                                    By: /s/ Jim Heinz
                                        ----------------------------------------
                                    Title: Senior Vice President


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


                                    MERRILL LYNCH BANK USA


                                    By: /s/ D. Kevin Imlay
                                        ----------------------------------------
                                    Title: Senior Lending Officer


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


                                    BANCA NAZIONALE DEL LAVORO, SPA


                                    By: /s/ Frederic W. Hall
                                        ----------------------------------------
                                    Title: Vice President

                                    By: /s/ Leonardo Valentini
                                        ----------------------------------------
                                    Title: First Vice President


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


                                    THE BANK OF NEW YORK


                                    By: /s/ John-Paul Marotta
                                        ----------------------------------------
                                    Title: Vice President


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


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By: /s/ Karen E. Weathers
                                        ----------------------------------------
                                    Title: Vice President


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


                                    THE FUJI BANK, LIMITED


                                    By: /s/ Peter L. Chinnici
                                        ----------------------------------------
                                    Title: Senior Vice President & Group Head


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


                                    THE DAI ICHI KANGYO BANK, LIMITED


                                    By: /s/ John S. Sneed, Jr.
                                        ----------------------------------------
                                    Title: Senior Vice President


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


                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH



                                    By: /s/ Thomas F. Kelly
                                        ----------------------------------------
                                    Title: Vice President


                                    By: /s/ Edward J. Peyser
                                        ----------------------------------------
                                    Title: Managing Director


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